UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 31, 2006


                     Cognitronics Corporation
       (Exact name of registrant as specified in its charter)


        New York                  1-8496         12-1953544
(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)   Identification No.)

 3 Corporate Drive, Danbury, Connecticut             06810
(Address of principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code   (203) 830-3400




(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












Item 2.02. Results of Operations and Financial Condition

On March 31, 2006, the Company issued a press release setting forth its fourth-quarter and full year 2005 earnings. A copy of the Company's press release is attached hereto as Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits

  (d)  Exhibits

99.1 Press release, dated March 31, 2006, issued by Cognitronics
        Corporation




                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on April 3, 2006.



                                       Cognitronics Corporation
                                             (Registrant)

                                      by: /s/ Garrett Sullivan
                                          --------------------
                                              Garrett Sullivan
                                              Treasurer







                           Exhibit Index

99.1  Press release, dated March 31, 2006, issued by Cognitronics
       Corporation